Exhibit 10.1
Execution Copy
SEVENTH AMENDMENT
TO CREDIT AGREEMENT
AND CONSENT
     THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT AND CONSENT (this “Amendment”), dated as of April 15, 2011, is by and among CALUMET LUBRICANTS CO., LIMITED PARTNERSHIP, an Indiana limited partnership (the “Company”), CALUMET SHREVEPORT, LLC, an Indiana limited liability company (“Calumet Shreveport”), CALUMET SHREVEPORT LUBRICANTS & WAXES, LLC, an Indiana limited liability company (“CSLW”), CALUMET SHREVEPORT FUELS, LLC, an Indiana limited liability company (“CSF”), CALUMET SPECIALTY PRODUCTS PARTNERS, L.P., a Delaware limited partnership (“CSPP”), CALUMET LP GP, LLC, a Delaware limited liability company (“CLPGP”), CALUMET OPERATING, LLC, a Delaware limited liability company (“Operating”), CALUMET SALES COMPANY INCORPORATED, a Delaware corporation (“Calumet Sales”), CALUMET PENRECO, LLC, a Delaware limited liability company (“Calumet Penreco”) and CALUMET FINANCE CORP., a Delaware corporation (“Calumet Finance”, and together with the Company, Calumet Shreveport, CSLW, CSF, CSPP, CLPGP, Operating, Calumet Sales and Calumet Penreco, collectively, the “Borrowers” and each individually a “Borrower”), the financial institutions identified on the signature pages hereto as the Lenders (collectively, the “Lenders”) and BANK OF AMERICA, N.A., as agent for the Lenders (the “Agent”).
W I T N E S S E T H:
     WHEREAS, pursuant to that certain Credit Agreement dated as of December 9, 2005 among the Borrowers, the Lenders and the Agent (as previously amended, the “Existing Credit Agreement”), the Lenders have extended commitments to make certain credit facilities available to the Borrowers;
     WHEREAS, in anticipation of the issuance by certain of the Borrowers of either (i) unsecured senior notes or (ii) secured senior notes, the Borrowers have requested that the Lenders agree to amend the Existing Credit Agreement;
     WHEREAS, in the event that the Borrowers consummate the Unsecured Notes Offering, the Borrowers have requested that the Lenders agree to consent to the release by the Agent of its liens on the PP&E Priority Collateral; and
     WHEREAS, the Agent and the Required Lenders are willing to make such amendments and grant such consent upon the terms and conditions contained in this Amendment;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the agreements herein contained, the parties hereby agree as follows:
PART I
DEFINITIONS
     SUBPART 1.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:
     “Amended Credit Agreement” means the Existing Credit Agreement as amended hereby.
     “Amendment No. 7 Effective Date” is defined in Subpart 4.1.
     SUBPART 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.
PART II
AMENDMENTS TO EXISTING CREDIT AGREEMENT
     Effective on (and subject to the occurrence of) the Amendment No. 7 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II. Except as so amended, the Existing Credit Agreement shall continue in full force and effect.
     SUBPART 2.1. Amendments to Section 1.1. Section 1.1 of the Existing Credit Agreement is hereby amended as follows:
     (A) The definition of “Applicable Margin” is hereby amended by (i) deleting the words “Level IV” contained therein and replacing them with the words “Level III” and (ii) deleting the grid set forth therein and replacing it with the following:

	Consolidated	Base Rate	LIBOR
Level	Leverage Ratio	Revolving Loans	Revolving Loans
I	< 2.75 to 1.0	0.50%	2.00%

II	≥ 2.75 to 1.0 but < 3.25 to 1.0	0.75%	2.25%

III	≥ 3.25 to 1.0	1.00%	2.50%

     (B) The definition of “Change of Control” is hereby amended by adding a new clause (g) to the end thereof which shall read as follows:
     (g) the occurrence of a “Change of Control” (or any comparable term) under, and as defined in, the Notes Indenture.
     (C) The definition of “Collateral” is hereby deleted in its entirety and replaced with the following:
     Collateral — a collective reference to all Property that now or hereafter secures (or is intended to secure) any Obligations excluding Excluded Property, after giving effect to all releases of collateral duly executed and delivered in accordance with the Loan Documents.
     (D) The definition of “Excluded Property” is hereby amended by adding the following words to the end of the proviso at the end thereof:
     “or any obligations under the Secured Senior Notes or the Secured Notes Indenture.”
     (E) The definition of “Priority Collateral” is hereby deleted in its entirety and replaced with the following:
     Priority Collateral — (i) before the Amendment No. 7 Effective Date, all “Working Capital Priority Collateral” as defined in the Intercreditor Agreement (other than Excluded Property), including, upon the payment in full of the PP&E Obligations and the termination of the PP&E Commitment, all PP&E Priority Collateral (other than Excluded Property) and (ii) on and after the Amendment No. 7 Effective Date, (a) in the event of the consummation of the Secured Notes Offering, all property with respect to which the Agent holds a first lien pursuant to the terms of the Intercreditor Agreement — Secured Notes Indenture (other than Excluded Property), including, upon the payment in full of all obligations under the Secured Senior Notes and the Secured Notes Indenture, the Secured Notes Indenture Collateral (other than Excluded Property) or (b) in the event of the consummation of the Unsecured Notes Offering, all Collateral.
     (F) The following new definitions are hereby added in appropriate alphabetical order:

     Amendment No. 7 Effective Date — April ___, 2011.
     Intercreditor Agreement — Secured Notes Indenture — an intercreditor agreement entered into by, among others, the Agent and the Trustee under the Secured Notes Indenture in form and substance satisfactory to the Agent in its sole discretion, provided that if an Unsecured Notes Offering is consummated prior to a Secured Notes Offering, then “Intercreditor Agreement—Secured Notes Indenture” shall be without meaning, force or effect.
     Notes Indenture — (i) in the event of the consummation of the Secured Notes Offering, the Secured Notes Indenture or (ii) in the event of the consummation of the Unsecured Notes Offering, the Unsecured Notes Indenture.
     Notes Offering — (i) in the event of the consummation of the Secured Notes Offering, the Secured Notes Offering or (ii) in the event of the consummation of the Unsecured Notes Offering, the Unsecured Notes Offering.
     Secured Notes Indenture — (i) the indenture pursuant to which the Secured Senior Notes are issued, and (ii) any note purchase agreement, indenture or other agreement evidencing any refinancing thereof permitted by Section 10.2.3(l) as in effect after the Amendment No. 7 Effective Date, provided that if an Unsecured Notes Offering is consummated prior to a Secured Notes Offering, then “Secured Notes Indenture” shall be without meaning, force or effect.
     Secured Notes Indenture Collateral — if a Secured Notes Offering is consummated, all property with respect to which the holders of the Secured Senior Notes hold a first lien pursuant to the terms of the Intercreditor Agreement — Secured Notes Indenture, provided that if an Unsecured Notes Offering is consummated prior to a Secured Notes Offering, then “Secured Notes Indenture Collateral” shall be without meaning, force or effect.
     Secured Notes Offering — the issuance by the Company and Calumet Finance of at least $300,000,000 aggregate principal amount of secured senior notes having a term of not less than six years (the “Secured Senior Notes”).
     Secured Senior Notes — as defined in the definition of “Secured Notes Offering”.

     Senior Notes — (i) in the event of the consummation of the Secured Notes Offering, the Secured Senior Notes or (ii) in the event of the consummation of the Unsecured Notes Offering, the Unsecured Senior Notes.
     Secured Senior Notes Cap Amount — an amount equal to $375,000,000.
     Trustee — the trustee under the applicable Notes Indenture.
     Unsecured Notes Indenture — (i) the indenture pursuant to which the Unsecured Senior Notes are issued, and (ii) any note purchase agreement, indenture or other agreement evidencing any refinancing thereof permitted by Section 10.2.3(l) as in effect after the Amendment No. 7 Effective Date, provided that if the Secured Notes Offering is consummated prior to the Unsecured Notes Offering, then “Unsecured Note Indenture” shall be without meaning, force or effect.
     Unsecured Notes Offerings — the initial issuance by the Company and Calumet Finance of at least $300,000,000 aggregate principal amount of unsecured senior notes having a term of not less than six years, and any subsequent offering of unsecured senior notes, without regard to principal amount, having a maturity date that is at or after the maturity date of the first such issuance by the Company (the “Unsecured Senior Notes”).
     Unsecured Senior Notes — as defined in the definition of “Unsecured Notes Offering”.
     SUBPART 2.2. Amendment to Section 9.1.8. Section 9.1.8 of the Existing Credit Agreement is hereby amended by inserting the words “and the Secured Notes Indenture Collateral” after the words “in the PP&E Priority Collateral” and before the words “are duly perfected”.
     SUBPART 2.3. Amendment to Section 9.1.24. Section 9.1.24 of the Existing Credit Agreement is hereby amended by inserting the words “and the Secured Notes Indenture Collateral” after the words “with respect to the PP&E Priority Collateral” and before the words “second priority”.
     SUBPART 2.4. Amendment to Section 10.1.2. Section 10.1.2(f) is hereby amended by inserting the words “and the Notes Indenture” after the words “including the PP&E Credit Agreement”.
     SUBPART 2.5. Amendment to Section 10.1.14. Section 10.1.14 of the Existing Credit Agreement is hereby amended as follows:

     (a) Clause (a) is hereby amended by adding the following sentence to the end thereof:
     The foregoing provisions of this Section 10.1.14(a) shall not apply, and Section 10.1.14(a) shall be without any force or effect, following the consummation of an Unsecured Notes Offering.
     (b) Clause (b) is hereby amended by adding the following sentence to the end thereof:
     The foregoing provisions of this Section 10.1.14(b) which require the Obligors to mortgage their real property interests in favor of the Agent and to deliver title insurance, surveys, flood plain certificates and environmental reports shall not apply following the consummation of an Unsecured Notes Offering.
     SUBPART 2.6. Amendment to Section 10.2.1. Section 10.2.1 of the Existing Credit Agreement is hereby amended as follows:
     (a) Clause (r) is hereby deleted in its entirety and replaced with the following:
     (r) Liens securing the PP&E Obligations, so long as the Intercreditor Agreement or a replacement intercreditor agreement satisfactory to Agent and all the Lenders is in effect or, upon consummation of an Unsecured Notes Offering, to the extent not included in the foregoing, Liens on the PP&E Priority Collateral securing the portion, if any, of the obligations of the Borrower to Approved Counterparties (as defined in the PP&E Credit Agreement) under Secured Crack Spread Hedge Agreements, provided that the Agent has entered into a new intercreditor agreement with such Approved Counterparties satisfactory to the Agent or an amendment or restatement of the Intercreditor Agreement satisfactory to the Agent.
     (b) The “(u)” at the beginning of the final clause is changed to “(v)” and a new clause is hereby inserted after clause (t) which shall read as follows:
     (u) If a Secured Notes Offering is consummated prior to an Unsecured Notes Offering, Liens with respect to the Secured Notes Indenture Collateral securing the Obligors’ obligations under the Secured Notes Offering, so long as the Intercreditor Agreement — Secured Notes Indenture or a replacement intercreditor agreement satisfactory to the Agent and the Required Lenders is in effect.

     SUBPART 2.7. Amendment to Section 10.2.2. Section 10.2.2 of the Existing Credit Agreement is hereby amended as follows:
     (a) The words “and the terms of the Notes Indenture” are hereby inserted after the words “the terms of the PP&E Credit Agreement” in Section 10.2.2(g).
     (b) The “(m)” at the beginning of the final clause is hereby changed to “(n)”, and a new Section 10.2.2(m) is hereby inserted as new clause (m):
     (m) Investments in Senior Notes required by the terms of the Senior Notes Indenture.
     SUBPART 2.8. Amendment to Section 10.2.3. Section 10.2.3 of the Existing Credit Agreement is hereby amended as follows:
     (a) The “(l)” at the beginning of the final clause is hereby changed to “(m)” and the words “or applied to repayment of the Secured Senior Notes” are hereby inserted at the end thereof.
     (b) The following new clause is hereby inserted after clause (k) and before clause (m) (as renumbered in accordance with the immediately preceding paragraph hereof) as new clause (l):
     (l) Indebtedness of the Borrowers and their Subsidiaries arising in connection with (i) a Secured Notes Offering if the Secured Notes Offering is consummated prior to an Unsecured Notes Offering and the aggregate face amount of the Secured Senior Notes does not exceed the Secured Senior Notes Cap Amount or, in the alternative, (ii) an Unsecured Notes Offering if an Unsecured Notes Offering is consummated before the Secured Notes Offering, and if so consummated, any subsequent offerings of Unsecured Senior Notes without regard to the face amount thereof, so long as (A) the maturity date for the Indebtedness evidenced by any offering of Unsecured Senior Notes shall occur no earlier than the date that is six months after the Revolver Termination Date, (B) the amount of such Indebtedness shall have no amortization prior to the Revolver Termination Date, excluding put rights, required tenders for the Notes or other repayments or prepayments required upon the occurrence of a contingency (such as, for example and not by way of limitation, an event of default, the destruction of assets or a change of control), and (C) the issuance of such Unsecured Senior Notes would not violate Section 10.3, and in either case, renewals, refinancings and extensions thereof on terms and conditions no less favorable to such Persons than those set forth in the applicable Notes

Indenture; provided that (i) the aggregate amount of the applicable Secured Notes Offering is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing, and (ii) the terms relating to principal amount, maturity and other material terms taken as a whole, of any such refinancing, refunding, renewing or extending of Secured Senior Notes Indebtedness, and of any agreement entered into and of any instrument issued in connection therewith, are no less favorable in any material respect to the Obligors or the Lenders than the terms of the applicable Secured Notes Indenture (it being understood that it shall be deemed a permitted refinancing under this Section 10.2.3(l) if funds, raised in a public offering of debt securities, are restricted to repayment of such Indebtedness, even if a period of up to 30 days (or a longer period to the extent that such funds are escrowed pursuant to arrangements satisfactory to the Required Lenders) intervenes between the date such public offering closes and the date that the applicable Indebtedness is repaid from such funds); and
     SUBPART 2.9. Amendment to Section 10.2.9. Section 10.2.9 of the Existing Credit Agreement is hereby amended as follows:
     (a) Section 10.2.9(a) is hereby amended by deleting the “and” before clause (7) and inserting a new clause (8) at the end thereof which shall read as follows:
     “and (8) the Notes Indenture as in effect on the Amendment No. 7 Effective Date or as amended from time to time in accordance with the terms of this Agreement.”
     (b) Section 10.2.9(b) is hereby amended by inserting at the end of such provision, immediately prior to the period therein, the following:
     “and (iv) any document or instrument governing Indebtedness of the Borrowers or their Subsidiaries permitted under Section 10.2.3(l) hereof
     SUBPART 2.10. Amendments to Section 10.2.12. Section 10.2.12 of the Existing Credit Agreement is hereby amended as follows:
     (a) Section 10.2.12(a) is hereby amended by (i) changing the word “or”, where it appears in the phrase “(other than (A) Indebtedness under the Loan Documents or (B)...”, to “and”, and (ii) deleting the phrase “such purchase money Indebtedness) (in each case whether or not mandatory)” that appears at the end thereof immediately prior to the semicolon and inserting in lieu thereof the following prior to such semicolon:
such purchase money Indebtedness (in each case, whether or not mandatory), or (C) Indebtedness arising from a Notes Offering upon the occurrence of a contingency);
     (b) A new clause (f) is hereby added to the end thereof which shall read as follows:
     (f) Amend, replace, refinance, refund, restructure, supplement, extend or otherwise modify the Notes Indenture (i) such that the Indebtedness documented thereby would not be permitted under Section 10.3 after giving effect thereto, (ii) such that the terms thereof are materially less favorable, taken as a whole, to the Obligors or the Lenders after giving effect thereto or (iii) to violate the provisions of the Intercreditor Agreement — Secured Notes Indenture.
PART III
CONSENT AND AUTHORIZATION
     SUBPART 3.1. In the event of the consummation of an Unsecured Notes Offering, the Lenders hereby consent to the release of the Agent’s lien on the PP&E Priority Collateral and authorize and direct the Agent to execute and deliver to the Borrower from time to time, when requested thereby, and to file, such documents, instruments and releases as the Agent may deem advisable to effect such release. Except for the foregoing consent and amendments, all terms and conditions of the Amended Credit Agreement shall remain in full force and effect, without modification or limitation. This Amendment shall not constitute a consent to any other action or inaction by the Borrowers or any other Consolidated Party, nor shall it operate as a waiver of any other right, power, or remedy of any Lender or the Agent under, or of any provision contained in, the Credit Agreement or any other Loan Document or under applicable law (all of which rights and remedies are hereby expressly reserved by the Lenders and the Agent), except as specifically provided herein.
PART IV
CONDITIONS TO EFFECTIVENESS
     SUBPART 4.1. Amendment No. 7 Effective Date. This Amendment shall become effective when all of the conditions set forth in this Part IV shall have been satisfied (the “Amendment No. 7 Effective Date”), and thereafter this Amendment shall be known, and may be referred to, as the “Seventh Amendment.”

     SUBPART 4.2. Execution of Counterparts of Amendment. The Agent shall have received counterparts (or other evidence of execution, including telephonic message, satisfactory to the Agent) of this Amendment, which collectively shall have been duly executed on behalf of the Borrowers and the Required Lenders.
     SUBPART 4.3. Notes Offering. The Agent shall have received satisfactory evidence that the Borrowers have received the gross proceeds of the applicable Notes Offering in an amount sufficient to repay in full the Obligations (as defined in the PP&E Credit Agreement) pursuant to the terms of the PP&E Credit Agreement, the Borrowers shall have repaid in full such Obligations pursuant to the terms of the PP&E Credit Agreement and the PP&E Agent shall have released its lien on the Working Capital Collateral. The Agent shall have received a copy, certified by the chief financial officer of the Company as true and complete, of the documentation for the applicable Notes Offering as originally executed and delivered, together with all exhibits and schedules thereto, and which shall be in form and substance reasonably satisfactory to the Agent.
     SUBPART 4.4. Intercreditor Agreement — Secured Notes Indenture. In the event of the consummation of the Secured Notes Offering, the Agent shall have received counterparts (or other evidence of execution, including telephonic message, satisfactory to the Agent) of the Intercreditor Agreement — Secured Notes Indenture executed by each of the parties thereto, which shall be in form and substance reasonably satisfactory to the Agent.
     SUBPART 4.5 Joinder of Calumet Finance. The Agent shall have received (i) joinder documentation executed by Calumet Finance Corp. in form and substance satisfactory to the Agent pursuant to which Calumet Finance Corp. becomes a party to the Credit Agreement, the Security Agreement and the other Security Documents and (ii) supporting resolutions, articles of incorporation and bylaws (or their equivalents), incumbency certificates, opinions of counsel and such other items as the Agent may request with respect to Calumet Finance Corp., all in form and substance satisfactory to the Agent.
PART V
MISCELLANEOUS
     SUBPART 5.1 Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.
     SUBPART 5.2. Instrument Pursuant to Amended Credit Agreement. This Amendment is an Other Agreement executed pursuant to the Amended Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Amended Credit Agreement.
     SUBPART 5.3. References in Other Agreements. At such time as this Amendment shall become effective pursuant to the terms of Subpart 3.1, all references in the Other Agreements to the “Credit Agreement” shall be deemed to refer to the Existing Credit Agreement as amended by this Amendment.

     SUBPART 5.4. Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants that (a) it has the requisite power and authority to execute, deliver and perform this Amendment, (b) it is duly authorized to, and has been authorized by all necessary action, to execute, deliver and perform this Amendment, (c) the representations and warranties contained in Section 9 of the Existing Credit Agreement (as amended by this Amendment) are true and correct in all material respects on and as of the date hereof as though made on and as of such date and after giving effect to the amendments contained herein (except for those which expressly relate to an earlier date) and (d) no Default or Event of Default exists under the Existing Credit Agreement on and as of the date hereof after giving effect to the amendments contained herein.
     SUBPART 5.5. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.
     SUBPART 5.6. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.
     SUBPART 5.7. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
     SUBPART 5.8. Costs and Expenses. The Borrowers agree to pay all reasonable out of pocket costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.
     SUBPART 5.9. No Other Modification. Except to the extent specifically provided to the contrary in this Amendment, all terms and conditions of the Existing Credit Agreement and the Other Agreements shall remain in full force and effect, without modification or limitation.
     SUBPART 5.10. Release. Each Borrower and each other Obligor hereby releases, discharges and extinguishes any and all claims that each Borrower, and each other Obligor, may have against the Agent in its representative capacity, or against the Lenders, arising as a result of any breach of duty, or any breach of the Existing Agreement, by the Agent or the Lenders in connection with the performance of their respective obligations under the Existing Credit Agreement, provided however that the foregoing shall not release, discharge or extinguish any right, claim or cause of action that each Borrower and each Obligor may have in connection with (i) deposits (time, demand or other deposits) that are held by the Agent or any of the Lenders, (ii) checks in process, (iii) rights to refunds for fee or other overcharges prior to the date hereof, (iv) claims not known prior to the date hereof, (v) claims in connection with services rendered pursuant to cash management, hedging, investment advice or any other services of the Agent or any of the Lenders set forth in agreements other than the Existing Credit

Agreement, and (vi) claims for willful misconduct occurring after the date of this Amendment.
[remainder of page intentionally left blank]

     Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:	CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.
	By:	Calumet GP, LLC, its general partner

By:	/s/ R. Patrick Murray, II
	Name:	R. Patrick Murray, II
	Title:	Vice President and Chief Financial Officer

CALUMET LP GP, LLC
By:	Calumet Operating, LLC, its sole member

By:	Calumet Specialty Products Partners, L.P., its sole member

By:	Calumet GP, LLC, its general partner

By:	/s/ R. Patrick Murray, II
	Name:	R. Patrick Murray, II
	Title:	Vice President and Chief Financial Officer

CALUMET OPERATING, LLC
By:	Calumet Specialty Products Partners, L.P., its sole member

By:	Calumet GP, LLC, its general partner

By:	/s/ R. Patrick Murray, II
	Name:	R. Patrick Murray, II
	Title:	Vice President and Chief Financial Officer

CALUMET LUBRICANTS CO., LIMITED PARTNERSHIP
By:	Calumet LP GP, LLC, its general partner

By:	Calumet Operating, LLC, its sole member

By:	Calumet Specialty Products Partners, L.P., its sole member

By:	Calumet GP, LLC, its general partner

By:	/s/ R. Patrick Murray, II
	Name:	R. Patrick Murray, II
	Title:	Vice President and Chief Financial Officer

CALUMET SHREVEPORT, LLC
By:	Calumet Lubricants Co., Limited Partnership, its sole member

By:	Calumet LP GP, LLC, its general partner

By:	Calumet Operating, LLC, its sole member

By:	Calumet Specialty Products Partners, L.P., its sole member

By:	Calumet GP, LLC, its general partner

By:	/s/ R. Patrick Murray, II
	Name:	R. Patrick Murray, II
	Title:	Vice President and Chief Financial Officer

CALUMET SHREVEPORT LUBRICANTS & WAXES, LLC
By:	Calumet Shreveport, LLC, its sole member

By:	Calumet Lubricants Co., Limited Partnership, its sole member

By:	Calumet LP GP, LLC, its general partner

By:	Calumet Operating, LLC, its sole member

By:	Calumet Specialty Products Partners, L.P., its sole member

By:	Calumet GP, LLC, its general partner

By:	/s/ R. Patrick Murray, II
	Name:	R. Patrick Murray, II
	Title:	Vice President and Chief Financial Officer

CALUMET SHREVEPORT FUELS, LLC
By:	Calumet Shreveport, LLC, its sole member

By:	Calumet Lubricants Co., Limited Partnership, its sole member

By:	Calumet LP GP, LLC, its general partner

By:	Calumet Operating, LLC, its sole member

By:	Calumet Specialty Products Partners, L.P., its sole member

By:	Calumet GP, LLC, its general partner

By:	/s/ R. Patrick Murray, II
	Name:	R. Patrick Murray, II
	Title:	Vice President and Chief Financial Officer

2

CALUMET SALES COMPANY INCORPORATED
By:	/s/ R. Patrick Murray, II
	Name:	R. Patrick Murray, II
	Title:	Vice President and Chief Financial Officer

CALUMET PENRECO, LLC
By:	Calumet Lubricants Co., Limited Partnership, its sole member

By:	Calumet LP GP, LLC, its general partner

By:	Calumet Operating, LLC, its sole member

By:	Calumet Specialty Products Partners, L.P., its sole member

By:	Calumet GP, LLC, its general partner

By:	/s/ R. Patrick Murray, II
	Name:	R. Patrick Murray, II
	Title:	Vice President and Chief Financial Officer

CALUMET FINANCE CORP.
By:	/s/ R. Patrick Murray, II
	Name:	R. Patrick Murray, II
	Title:	Vice President and Chief Financial Officer

3

AGENT AND LENDERS:	BANK OF AMERICA, N.A., as Agent and a Lender
	By:	/s/ Hance VanBeber
		Name:	Hance VanBeber
		Title:	Sr. Vice President

JPMORGAN CHASE BANK, N.A., as Co-Syndication Agent and a Lender
By:	/s/ Christy West
	Name:	Christy West
	Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION (successor to Wachovia Bank, National Association), as a Lender
By:	/s/ Mark Bradford
	Name:	Mark Bradford
	Title:	Vice President

CAPITAL ONE LEVERAGE FINANCE CORP.
By:	/s/ Todd Kemme
	Name:	Todd Kemme
	Title:	Vice President

REGIONS BANK
By:	/s/ Jon Eckhouse
	Name:	Jon Eckhouse
	Title:	Vice President

FIFTH THIRD BANK
By:	/s/ David O’ Neal
	Name:	David O’ Neal
	Title:	Vice President

LLOYDS TSB BANK, PLC
By:	/s/ Candi Obrentz
	Name:	Candi Obrentz
	Title:	Vice President

By:	/s/ Abraham Asoli
	Name:	Abraham Asoli
	Title:	Associate Director